Summary Prospectus January 1, 2026 (as revised October 22, 2026)
American Century® Mid Cap Growth Insights ETF

Ticker: ACMG	Exchange: Cboe BZX Exchange, Inc.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at americancentury.com/etfdocs. You can also get this information at no cost by calling 833-ACI-ETFS or sending an email request to prospectus@americancentury.com. The fund’s prospectus and other information are also available from financial intermediaries through which shares of the fund may be purchased or sold.

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI) each dated January 1, 2026 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s Form N-CSR for the fiscal year ended August 31, 2025. The fund’s SAI and Form N-CSR may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.39%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%
1    The management fee has been restated to reflect a decrease in the management fee effective October 12, 2026.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$40	$126	$219	$493
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies
The portfolio managers look for stocks of medium capitalization companies they believe will increase in value over time, using proprietary fundamental research. The portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts.
When evaluating a security’s potential for financial return, portfolio managers seek companies with attractive returns on invested capital that are demonstrating or expected to demonstrate long-term business improvement. Analytical indicators helping to identify or forecast signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. This analysis supports the portfolio managers’ decisions to buy or hold the stocks of companies that meet their selection criteria and sell the stocks of companies whose characteristics no longer meet their criteria. Guided by this fundamental analysis, the advisor applies systematic risk controls and portfolio construction techniques to generate trade recommendations, which the portfolio managers use in an effort to improve efficiency, capacity, and liquidity.
The fund will invest principally in exchange-traded common stocks. Under normal market conditions, the portfolio managers will invest at least 80% of the fund’s assets in securities of medium-capitalization companies. The portfolio managers consider medium capitalization companies to include those whose market capitalizations at the time of purchase are within the total capitalization range of the Russell Midcap® Growth Index. Though market capitalizations will change from time to time, as of June 30, 2026, the fund considers companies with market capitalizations between $2.5 billion and $92.7 billion to be medium capitalization companies. The fund may purchase securities of small and large capitalization companies as well. The fund is nondiversified and normally invests in a relatively limited number of companies
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.
The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. When deciding whether to buy or sell a security, and how and when to implement a trade, portfolio managers may consider the expected implementation costs and tax consequences of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk, minimize tax impact, and/or enhance fund performance.
Principal Risks
•Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with the fund. The fund may have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other authorized participant is able to step forward to process creation and/or redemption orders, fund shares may trade at a discount to net asset value (NAV) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
•    Nondiversification Risk — The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the portfolio managers the flexibility to hold large positions in a smaller number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case in a diversified fund and the fund may be more volatile than if it was diversified.
•    Sector Risk — If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund. Companies in the same sector may be similarly affected by economic, regulatory, political or market events, or conditions, making the fund more vulnerable to unfavorable developments in that economic sector.
•    Growth Stocks Risk — Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.
•    Mid Cap Stocks Risk — The fund invests in medium-capitalization and smaller companies, which may be more volatile and subject to greater risk than larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.
•    Style Risk — If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•    Market Trading Risk — The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the fund. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.
•    Price Volatility Risk — The value of the fund’s shares may fluctuate significantly in the short term.

•    Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•    Large Shareholder Risk — Certain shareholders, including other funds advised by the advisor, may from time to time own a substantial amount of the shares of the fund. In addition, a third-party investor, the advisor or an affiliate of the advisor, an authorized participant, a market maker, or another entity may invest in the fund and hold its investment for a limited period of time solely to facilitate commencement of the fund or to facilitate the fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the fund would be maintained at such levels or that the fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Cboe BZX Exchange, Inc. (Cboe) and may therefore have a material upward or downward effect on the market price of the shares.
•    Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The table also shows returns for the Russell Midcap® Growth Index, which the advisor considers to be more representative of the fund's investment strategy. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (1Q 2024): 14.11% Lowest Performance Quarter (2Q 2022): -21.30%
As of September 30, 2025, the most recent calendar quarter end, the fund’s year-to-date return was 10.23%.

Average Annual Total Returns For the calendar year ended December 31, 2024	1 year	Since Inception	Inception Date
American Century Mid Cap Growth Insights ETF Shares
Return Before Taxes	19.40%	10.65%	07/13/2020
Return After Taxes on Distributions	19.35%	10.64%	07/13/2020
Return After Taxes on Distributions and Sale of Fund Shares	11.52%	8.43%	07/13/2020
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	16.14%	—
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	22.10%	11.75%	—
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Stephen Quance, Senior Vice President, CIO of Disciplined Equity and Head of Analytics and Strategy Implementation, has been a member of the team that manages the fund since 2026.
Nalin Yogasundram, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since its inception.
Yusuf Anwar, M.D., CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2021.
Rahul Jadhav, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2021.
Purchase and Sale of Fund Shares
The fund is a nontransparent active ETF. Fund shares may only be bought and sold in a secondary market through a broker-dealer at a market price. ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Investors can find information on the fund’s NAV, market price, premiums and discounts, and bid-ask spread at americancentury.com.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the advisor and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SUM-96283   2610